MONEY MARKET




                        ADVANTUS MONEY MARKET FUND, INC.

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2001             [LOGO]
                                                                 ADVANTUS-TM-
                                                                FAMILY OF FUNDS

 MONEY
 MARKET

[GRAPHIC]

ADVANTUS Money Market Fund

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2


INVESTMENTS IN
SECURITIES                         5


STATEMENT OF ASSETS
AND LIABILITIES                    7


STATEMENT OF
OPERATIONS                         8


STATEMENTS OF CHANGES
IN NET ASSETS                      9


NOTES TO FINANCIAL
STATEMENTS                        10


SHAREHOLDER SERVICES              13

Letter from the President

[PHOTO OF WILLIAM WESTHOFF]


Dear Shareholder:

Since our last report six months ago, we have recorded a slowing economy, low inflation, and a continued steep decline in the equity market. Many equity investors are still feeling the pain of the stock market's continuous decline over the past six months. Overall equity portfolio losses of 5 to 25 percent have been relatively common - albeit very painful for investors - over the past few months. Those investors who over-allocated their portfolios with "new economy" stocks suffered even greater losses.

In our shareholder letters over the past several years, we have consistently encouraged investors to stay their course, remain focused on their investment objectives, think long-term, and maintain a well-diversified portfolio. The current stock market has tested the mettle of even the most-seasoned investors. We still contend that a disciplined, methodical approach to investing affords investors like you the best opportunities - regardless of market conditions.

What brought us to the current market condition and what caused the stock market's dramatic downturn?

As economic growth slowed, profit growth for many companies followed suit. Then the stock market began to tumble. When companies' earnings reports fell short of their estimates, shareholders reacted by selling their stake in the disappointing companies. Technology companies - coined new economy companies - were especially hard hit because, for several years, valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and constantly overlooked the fundamentals. As valuations dropped, more and more investors moved away from market leaders of the past several years, such as growth-oriented stocks, and found other places to invest.

Fixed income investors, on the other hand, experienced a rally in that market. Fixed income securities, unlike equities, thrive in a slowing, low inflation, declining interest-rate environment. The falling stock market, cuts to the closely-watched Federal Funds rate (i.e., the overnight lending rate charged by one Federal Reserve Bank to another), and signs of a global economic slowdown were contributing factors to the rally in the fixed income market.

Looking forward, we believe that the U.S. economy will continue to slow. Over the next three to six months, economic and government leaders must put monetary and fiscal policies to work to stimulate our sagging economy. We anticipate this will come in the form of more rate cuts by the Federal Reserve Board over the next few months and a federal tax reduction plan signed into law by the President in the third quarter. These actions should stimulate both business and consumer spending, which will give our economy a needed boost and aid in the equity market's recovery.

In this report, your portfolio manager will discuss your fund's performance for the six-month period (October 2000 through March 2001). On behalf of the portfolio management teams, shareholder services, and others at Advantus who serve your investment needs, we thank you for investing with Advantus.

Sincerely,


/s/ William Westhoff
William Westhoff
President, Advantus Funds

ADVANTUS Money Market Fund

Performance

For the six-month period ended March 31, 2001, the Advantus Money Market Fund earned a total return of 2.74 percent.* This compares to the three-month U.S. Treasury Bill, which earned 3.20 percent for the same period. The seven-day compound yield of the Fund was 4.55 percent* for the seven days ended March 31, 2001.

Performance Analysis

A brutal equity market, coupled with a slowing economy, fueled a major first quarter rally in the bond market, particularly on the front-end of the U.S. Treasury yield curve. The Federal Reserve, sensing that quick and decisive action was needed to stimulate the sagging U.S. economy, stepped in on just the second business day of the year and lowered the Federal Funds rate by 50 basis points (.50 percent), nearly a full month before its next scheduled meeting. The Fed's inter-meeting move was followed by two more 50 basis point (1.00 percent) cuts at their meetings at the end of January and mid-March. The Fed's aggressive moves, combined with the declining stock market and signs of a global economic slowdown, gave fixed income investors cause to celebrate.

The short end of the yield curve was the principal beneficiary of the Fed's moves, as interest rates on U.S. Treasury securities with maturities of less than two years fell between 90 basis points (.90 percent) and 160 basis points (1.60 percent). The declines were even more substantial than those that occurred during the fourth quarter of 2000, when rates fell between 30 (.30 percent) and 90 basis points (.90 percent) on the same short-maturity securities. Thus, over the past six months interest rates across the yield curve fell dramatically, especially on the short end of the curve (i.e., from three months to two years). For example, over the past two quarters, interest rates on U.S. Treasury securities with maturities of less than two years fell between 180 basis points (1.80 percent) and 220 basis points (2.20 percent). Over the same period the yield on the five-year and 10-year U.S. Treasury notes fell by 129 basis points (1.29 percent) and 88 basis points (.88 percent) respectively, while the yield on the 30-year U.S. Treasury Bond fell by 43 basis points (.43 percent).

The NASDAQ continued its steep descent by falling another 25 percent in the first quarter, on top of its decline of approximately 30 percent in the fourth quarter of 2000. Clearly, over the past two quarters a tremendous amount of wealth and confidence was removed from our financial system. In reaction to these occurrences, and further signs of weakness in the manufacturing sector, bond prices rallied and interest rates fell. Fixed income investors have concluded that the Federal Reserve has a lot more to do beyond the 150 basis points (1.50 percent) of easing during the past quarter to stimulate the sagging U.S. economy.

At the end of the first quarter of 2001, the yield on the three-month U.S. Treasury Bill was 4.28 percent while the yield on the six-month U.S. Treasury

[SIDENOTE]
PERFORMANCE UPDATE

[PHOTO OF STEVE NELSON]
STEVE NELSON

The Advantus Money Market Fund is a mutual fund designed for investors seeking a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its objective by concentrating investments in short-term money market instruments including U.S. Treasury Bills, high grade commercial paper and bank certificates of deposit.

 - Seeks to maintain stable net asset value.
 - Free checkwriting and telephone redemption.
 - Dividends declared daily and paid monthly.

INVESTMENT IN THE ADVANTUS MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Bill was 4.10 percent. Unlike at the end of the prior quarter, the yields on both the three-month and six-month Treasury Bills at these much lower levels were below the 30-year U.S. Treasury Bond yield of 5.45 percent, as were the yields on all intermediate Treasury securities. During the first quarter, the total return of the three-month and six-month U.S. Treasury Bills over the quarter was 1.53 percent and 1.83 percent, respectively. While such returns may not generate much enthusiasm, investors should not forget that money market funds continue to provide excellent liquidity and stability in what have recently been periods of unprecedented volatility.


Outlook

We believe the Federal Reserve has some more work to do and we at Advantus expect another 100 basis points (1.00 percent) of easing to the Fed Funds rate over the second quarter, bringing it down to 4.00 percent by mid-year. We believe this action combined with the 150 basis points of easing in the first quarter should help stabilize the economy and create a bond-friendly environment in the second quarter. In the near term, interest rates could drift slightly lower. Eventually, however, we believe the economy will regain its legs and interest rates will begin to move higher as the economy rebounds. Our job is to recognize these changes and build a portfolio that is responsive to the constantly changing market conditions.

[SIDENOTE]
*HISTORICAL PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. INVESTMENT RETURNS WILL FLUCTUATE AND WHEN REDEEMED MAY BE WORTH LESS THAN ORIGINAL INVESTMENT.

                            AVERAGE DAYS TO MATURITY


[GRAPH]

            Number of Days
10/03/00              47
10/10/00              54
10/24/00              57
10/31/00              52
11/07/00              53
11/14/00              49
11/21/00              48
11/28/00              44
12/05/00              40
12/12/00              65
12/19/00              72
12/26/00              71
01/02/01              65
01/09/01              61
01/16/01              62
01/30/01              53
02/06/01              56
02/13/01              54
02/20/01              54
02/27/01              55
03/06/01              56
03/13/01              56
03/20/01              53
03/27/01              51


                            SEVEN-DAY COMPOUND YIELD*


[GRAPH]

              Percentage
10/03/00          5.12%
10/10/00          6.35%
10/24/00          5.50%
10/31/00          6.73%
11/07/00          5.23%
11/14/00          5.84%
11/21/00          5.58%
11/28/00          6.20%
12/05/00          6.23%
12/12/00          5.91%
12/19/00          5.84%
12/26/00          5.63%
01/02/01          5.39%
01/09/01          6.54%
01/16/01          5.54%
01/30/01          5.17%
02/06/01          5.18%
02/13/01          4.94%
02/20/01          5.26%
02/27/01          6.29%
03/06/01          4.90%
03/13/01          4.64%
03/20/01          4.48%
03/27/01          4.55%


The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

[SIDENOTE]
*HISTORICAL PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. INVESTMENT RETURNS WILL FLUCTUATE AND WHEN REDEEMED MAY BE WORTH LESS THAN ORIGINAL INVESTMENT.

                                                      ADVANTUS Money Market Fund
                                                       Investments in Securities
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)


PRINCIPAL                                                                        COUPON   MATURITY      VALUE(a)
---------                                                                       -------- ----------    ----------
COMMERCIAL PAPER (91.4%)
   BASIC MATERIALS (17.4%)
      Agriculture Products (7.4%)
$1,500,000   Archer-Daniels-Midland Company.................................     4.950%  07/17/01      $ 1,478,546
 1,500,000   Cargill, Inc...................................................     5.430%  06/07/01        1,485,197
                                                                                                        ----------
                                                                                                         2,963,743
                                                                                                        ----------
      Chemicals (5.0%)
 2,000,000   Monsanto (c)...................................................     5.486%  04/18/01        1,994,902
                                                                                                        ----------
      Paper and Forest (5.0%)
 2,000,000   Kimberly-Clark Corporation (c).................................     4.925%  04/30/01        1,992,205
                                                                                                        ----------
   COMMUNICATION SERVICES (5.0%)
      Telephone (5.0%)
 2,000,000   Bellsouth Corporation (c)......................................     4.901%  05/11/01        1,989,315
                                                                                                        ----------
   CONSUMER CYCLICAL (14.9%)
      Hardware and Tools (5.0%)
 2,000,000   The Stanley Works..............................................     5.492%  04/27/01        1,992,207
                                                                                                        ----------
      Publishing (9.9%)
 2,000,000   McGraw-Hill Companies, Inc.....................................     5.050%  05/29/01        1,984,079
 2,000,000   Tribune Company (c)............................................     5.409%  04/24/01        1,993,206
                                                                                                        ----------
                                                                                                         3,977,285
                                                                                                        ----------
   CONSUMER STAPLES (21.0%)
      Beverage (10.2%)
 2,100,000   Anheuser-Busch Companies, Inc..................................     5.039%  05/17/01        2,086,749
 2,020,000   The Coca-Cola Company..........................................     4.824%  06/05/01        2,002,794
                                                                                                        ----------
                                                                                                         4,089,543
                                                                                                        ----------
      Entertainment (4.6%)
 1,890,000   The Walt Disney Company........................................     6.237%  06/15/01        1,866,085
                                                                                                        ----------
      Food (6.2%)
 1,500,000   H.J. Heinz Company.............................................     5.434%  04/05/01        1,499,107
 1,000,000   H.J. Heinz Company.............................................     5.532%  04/06/01          999,243
                                                                                                        ----------
                                                                                                         2,498,350
                                                                                                        ----------
   FINANCIAL (23.2%)
      Auto Finance (7.0%)
 1,470,000   Ford Motor Credit Corporation..................................     6.382%  06/08/01        1,452,727
 1,395,000   General Motors Acceptance Corporation..........................     6.251%  09/04/01        1,358,699
                                                                                                        ----------
                                                                                                         2,811,426
                                                                                                        ----------


              See accompanying notes to investments in securities.

ADVANTUS Money Market Fund
Investments in Securities - continued


PRINCIPAL                                                                        COUPON   MATURITY      VALUE(a)
---------                                                                       -------- ----------    ----------
   FINANCIAL--CONTINUED
      Consumer Finance (16.2%)
$2,470,000   American General Finance Corporation...........................     6.197%  09/07/01      $ 2,405,078
 1,000,000   Ciesco Limited Partnership.....................................     5.457%  04/12/01          998,358
 1,130,000   Ciesco Limited Partnership.....................................     5.409%  04/23/01        1,126,328
 1,000,000   Verizon Global Funding.........................................     5.528%  04/04/01          999,546
 1,000,000   Verizon Global Funding.........................................     5.084%  05/18/01          993,496
                                                                                                        ----------
                                                                                                         6,522,806
                                                                                                        ----------
   UTILITIES (9.9%)
      Electric Companies (9.9%)
 1,000,000   Alabama Power Company..........................................     5.171%  04/12/01          998,444
 1,000,000   Alabama Power Company..........................................     5.091%  05/11/01          994,452
 2,000,000   Potomac Electric Power Company.................................     5.237%  04/04/01        1,999,140
                                                                                                        ----------
                                                                                                         3,992,036
                                                                                                        ----------
             Total commercial paper (cost: $36,689,903)..........................................       36,689,903
                                                                                                        ----------
CORPORATE BONDS (2.4%)
   CORPORATE OBLIGATIONS (2.4%)
      CAPITAL GOODS (2.4%)
      Manufacturing (2.4%)
   950,000   Tyco International, Ltd........................................     6.125%  06/15/01          950,600
                                                                                                        ----------
             Total corporate obligations (cost: $950,600)........................................          950,600
                                                                                                        ----------
             Total corporate bonds (cost: $950,600)..............................................          950,600
                                                                                                        ----------
MONEY MARKET FUND (6.2%)
 1,151,226   Federated Money Market Obligation Trust - Prime Obligation Fund,
             current rate 5.410% ................................................................        1,151,226
 1,279,408   Provident Institutional Fund - TempFund Portfolio, current rate 5.300%..............        1,279,408
    57,199   Wells Fargo & Company - Cash Investment Fund, current rate 5.450%...................           57,199
                                                                                                        ----------
             Total short-term securities (cost: $2,487,833)......................................        2,487,833
                                                                                                        ----------
             Total investments in securities (cost: $40,128,336) (b).............................      $40,128,336
                                                                                                        ----------
                                                                                                        ----------

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at March 31, 2001.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.


              See accompanying notes to investments in securities.

                                                      ADVANTUS Money Market Fund
                                             Statement of Assets and Liabilities
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)

                                                          ASSETS
Investments in securities, at amortized cost - see accompanying schedule for
 detailed listing.................................................................................      $40,128,336
Receivable for Fund shares sold...................................................................          112,336
Accrued interest receivable.......................................................................           29,639
                                                                                                        -----------
     Total assets.................................................................................       40,270,311
                                                                                                        -----------
                                                        LIABILITIES
Bank overdraft....................................................................................              200
Payable for Fund shares redeemed..................................................................           88,323
Dividends payable to shareholders.................................................................            6,457
Payable to Adviser................................................................................           28,380
Other payables....................................................................................              519
                                                                                                        -----------
     Total liabilities............................................................................          123,879
                                                                                                        -----------
Net assets applicable to outstanding capital stock................................................      $40,146,432
                                                                                                        -----------
                                                                                                        -----------
Represented by:
   Capital stock - authorized 10 billion shares of $.01 par value;
   outstanding 40,146,432 shares..................................................................       $  401,464
   Additional paid-in capital.....................................................................       39,744,968
                                                                                                        -----------
     Total - representing net assets applicable to outstanding capital stock......................      $40,146,432
                                                                                                        -----------
                                                                                                        -----------
Net asset value per share.........................................................................     $       1.00
                                                                                                        -----------
                                                                                                        -----------


                See accompanying notes to financial statements.

ADVANTUS Money Market Fund
Statement of Operations
PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001
(UNAUDITED)

Investment income:
   Interest........................................................................................      $1,328,868
                                                                                                        -----------
Expenses (note 4):
   Investment advisory fee.........................................................................         105,383
   Rule 12b-1......................................................................................          52,707
   Administrative services fee.....................................................................          30,600
   Transfer agent fees.............................................................................         112,857
   Custodian fees..................................................................................           6,655
   Auditing and accounting services................................................................           8,097
   Legal fees......................................................................................           3,682
   Directors' fees.................................................................................             525
   Registration fees...............................................................................          22,000
   Printing and shareholder reports................................................................          19,231
   Insurance.......................................................................................           1,083
   Other...........................................................................................           1,606
                                                                                                        -----------
       Total expenses..............................................................................         364,426
                                                                                                        -----------
   Less fees and expenses waived or absorbed by Adviser:
     Distribution fees.............................................................................         (52,707)
     Other waived fees.............................................................................        (132,568)
                                                                                                        -----------
       Total fees and expenses waived or absorbed..................................................        (185,275)
                                                                                                        -----------
       Total net expenses..........................................................................         179,151
                                                                                                        -----------
       Investment income - net.....................................................................       1,149,717
                                                                                                        -----------
Net increase in net assets resulting from operations...............................................      $1,149,717
                                                                                                        -----------
                                                                                                        -----------

                 See accompanying notes to financial statements.

                                                      ADVANTUS Money Market Fund
                                             Statements of Changes in Net Assets
 PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001 AND YEAR ENDED SEPTEMBER 30, 2000
                                                                     (UNAUDITED)

                                                                                           2001             2000
                                                                                       -----------      -----------
Operations:
   Investment income - net........................................................     $ 1,149,717      $ 2,134,367
                                                                                       -----------      -----------
       Increase in net assets resulting from operations...........................       1,149,717        2,134,367
                                                                                       -----------      -----------
Distributions to shareholders from net investment income..........................      (1,149,717)      (2,134,367)
                                                                                       -----------      -----------
Capital share transactions at a constant net asset value of $1.00
   (notes 4 and 6):
   Proceeds from sales............................................................      32,087,409      115,136,100
   Proceeds from issuance of shares as a result of
     reinvested dividends.........................................................       1,131,933        2,073,475
   Payments for redemption of shares..............................................     (35,260,761)    (116,224,480)
                                                                                       -----------      -----------
       Increase (decrease) in net assets from capital share transactions..........      (2,041,419)         985,095
                                                                                       -----------      -----------
       Total increase (decrease) in net assets....................................      (2,041,419)         985,095
Net assets at beginning of period.................................................      42,187,851       41,202,756
                                                                                       -----------      -----------
Net assets at end of period.......................................................     $40,146,432      $42,187,851
                                                                                       -----------      -----------
                                                                                       -----------      -----------


                 See accompanying notes to financial statements.

ADVANTUS Money Market Fund
Notes to Financial Statements
MARCH 31, 2001
(UNAUDITED)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

     The significant accounting policies of the Fund are summarized as follows:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

     All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

     Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

                                                      ADVANTUS Money Market Fund
                                       Notes to Financial Statements - continued


(2)  INVESTMENT SECURITY TRANSACTIONS

     For the period ended March 31, 2001, purchases of securities and proceeds from sales aggregated $258,039,100 and $260,042,251, respectively.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

     The Fund has adopted a Plan of Distribution relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a service fee up to .25 percent of average daily net assets to be paid to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. Securian is currently waiving all of the Rule 12b-1 fees from the Fund.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

     The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $5,100 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 2001, Advantus Capital voluntarily agreed to absorb $185,275 in expenses which were otherwise payable by the Fund.

     As of March 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 6,233,703 shares or 15.5 percent of the Fund's total shares outstanding.

     Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,912.

ADVANTUS Money Market Fund
Notes to Financial Statements - continued


(4)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                     PERIOD FROM
                                                      OCTOBER 1,
                                                        2000 TO
                                                        MARCH 31,                  YEAR ENDED SEPTEMBER 30,
                                                         2001       --------------------------------------------------------
                                                      (UNAUDITED)     2000        1999        1998       1997         1996
                                                     -------------  --------    --------    --------   --------     --------
Net asset value beginning of period..............      $   1.00     $   1.00    $   1.00    $   1.00   $   1.00     $   1.00
                                                       --------     --------    --------    --------   --------     --------
Income from investment operations:
  Net investment income..........................           .03          .05         .04         .05        .05          .05
                                                       --------     --------    --------    --------   --------     --------
   Total from investment operations..............           .03          .05         .04         .05        .05          .05
                                                       --------     --------    --------    --------   --------     --------
Less distributions:
  Dividends from net investment
   income........................................          (.03)        (.05)       (.04)       (.05)      (.05)        (.05)
                                                       --------     --------    --------    --------   --------     --------
   Total distributions...........................          (.03)        (.05)       (.04)       (.05)      (.05)        (.05)
                                                       --------     --------    --------    --------   --------     --------
Net asset value, end of period...................      $   1.00     $   1.00    $   1.00    $   1.00   $   1.00     $   1.00
                                                       --------     --------    --------    --------   --------     --------
                                                       --------     --------    --------    --------   --------     --------
Total return (a).................................          2.74%        5.33%       4.24%       4.78%      4.69%        4.74%
Net assets, end of period (in thousands).........      $ 40,146     $ 42,188    $ 41,203    $ 60,901   $ 54,491     $ 43,953
Ratio of expenses to average daily
  net assets (b).................................           .85%(c)      .85%        .85%        .85%       .85%         .85%
Ratio of net investment income
  to average daily net assets (b) ...............          5.45%(c)     5.21%       4.17%       4.68%      4.61%        4.64%


------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. For periods less than one year, total returns have not been annualized.
(b) The Fund's Adviser and Distributor voluntarily waived or absorbed $185,275, $381,551, $371,434, $323,639, $288,928 and $261,733 in expenses for the period ended March 31, 2001, and the years ended September 30, 2000, 1999, 1998, 1997 and 1996. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.73%, 1.78%, 1.56%, 1.41%, 1.43% and 1.51%, respectively, and the ratio of net investment income to average daily net assets would have been 4.57%, 4.28%, 3.46%, 4.12%, 4.03%, and 3.98%, respectively.
(c) Adjusted to an annual basis.

                                                            Shareholder Services


     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging."

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRAs, SIMPLE IRAs, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


                                     [LOGO]
                                  ADVANTUS-TM-
                                FAMILY OF FUNDS

                       SECURIAN FINANCIAL SERVICES, INC.,
                       SECURITIES DEALER, MEMBER NASD/SIPC
                             400 ROBERT STREET NORTH
                             ST. PAUL, MN 55101-2098
                                 1-800-237-1838

SECURIAN FINANCIAL SERVICES, INC.                             ------------------
                                                              PRESORTED STANDARD
400 ROBERT STREET NORTH                                       U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                         ST. PAUL, MN
                                                               PERMIT NO. 3547
                                                              ------------------







ADDRESS SERVICE REQUESTED









F.48642 Rev. 5-2001